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                                                                    Exhibit 23.4

                             ACCOUNTANTS' CONSENT

          We consent to the use of our report incorporated herein by reference into the Registration Statement on Form S-3 (File No. 333-36127) of American General Hospitality Corporation and to the reference to our firm under the heading "Experts" in the Registration Statement.


New York, New York                       /s/ Wertheim & Company
July 10, 1998